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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No.33-54831) of WHX Corporation of our report dated February 10, 1998 appearing on page 25 of this Form 10-K.


Price Waterhouse LLP
Pittsburgh, Pennsylvania
March 17, 1998